Deferred charges	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Deferred charges
7.	Deferred charges:

	Dry-docking	Financing fees	Total
December 31, 2012	$12,694	$31,122	$43,816
Cost incurred	3,500	25,131	28,631
Amortization expensed(a)	(3,947)	(9,477)	(13,424)
Refinancing expenses and costs(b)	—	(4,038)	(4,038)
Amortization capitalized	—	(1,014)	(1,014)

December 31, 2013	$12,247	$41,724	$53,971
Cost incurred	11,318	19,445	30,763
Amortization expensed(a)	(5,059)	(10,342)	(15,401)
Refinancing expenses and recoveries(b)	—	(3,279)	(3,279)
Amortization capitalized	—	(1,399)	(1,399)

December 31, 2014	$18,506	$46,149	$64,655

(a)	Amortization of dry-docking amounts is included in depreciation and amortization. Amortization of financing fees is included in amortization of deferred charges, unless it qualifies for capitalization.

(b)	In December 2014, the Company negotiated an early termination of its lease financing structure related to five 4500 TEU vessels. In connection with the early termination, the Company wrote off deferred financing fees of approximately $945,000.

On April 3, 2014, the Company issued senior unsecured notes for gross proceeds of $345,000,000. A portion of these proceeds was used to repay its $125,000,000 credit facility. As a result, the Company incurred refinancing expenses and costs of approximately $2,334,000.

In December 2013, the Company entered into an agreement to extend and refinance its $1.0 billion revolving credit facility, or the Facility (note 10). In connection with the refinancing, the Company incurred refinancing expenses and costs of approximately $4,038,000.